UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 31, 2014

ALKAME HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55267	98-0661455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road Suite D # 356 Las Vegas, Nevada	89103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 273-9714

____________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On December 31, 2014, we entered into an employment agreement with our executive officer and director, Robert Eakle, retroactive for the year ended 2014 (the “2014 Employment Agreement”).

Pursuant to the terms and conditions of the 2014 Employment Agreement with Mr. Eakle:

▪	For the fiscal year ended December 31, 2014, we agreed to retain Mr. Eakle as Chief Executive Officer of our company and Mr. Eakle agreed to accept this senior officer position.
▪	The term will encompass the fiscal year ended 2014.
▪	Mr. Eakle shall receive an annual compensation of $120,000.
▪	In the event of insufficient liquidity, Mr. Eakle will be allowed to receive any unpaid and accrued portion of his cash compensation in the form of common stock or Series B Preferred Stock, as he may choose.

On December 31, 2014, we entered into a consulting agreement with Kaufman & Associates Inc. (“Kaufman”) retroactive for the year ended 2014 (the “2014 Consulting Agreement”).

Pursuant to the terms and conditions of the 2014 Consulting Agreement with Kaufman:

▪	For the fiscal year ended December 31, 2014, we agreed to retain Kaufman as a consultant and Kaufman agreed to act as a consultant.
▪	The term will encompass the fiscal year ended 2014.
▪	Kaufman shall receive an annual compensation of $120,000.
▪	In the event of insufficient liquidity, Kaufman will be allowed to receive any unpaid and accrued portion of his cash compensation in the form of common stock or Series B Preferred Stock, as it may choose.

The foregoing description of the 2014 Employment Agreement and 2014 Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the agreements filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 1.01 is incorporated into this Item 5.02 by reference.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.1	Employment Agreement, dated December 31, 2014 with Robert Eakle
10.2	Consulting Agreement, dated December 31, 2014 with Kaufman

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alkame Holdings, Inc.

/s/ Robert Eakle

Robert Eakle
Chief Executive Officer

Date: January 7, 2014

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